Other income	12 Months Ended
Dec. 31, 2023
Other income
Other income

16. Other income

Under grant agreements with Eurostars/Innosuisse the Group is required to complete specific research activities within a defined period of time. The Group’s funding is fixed and received based on the satisfactory completion of the agreed research activities and incurring the related costs.

In July 2019, the Group was funded by Eurostars/Innosuisse for CHF 0.5 million to support our mGlu7 NAM program. Of the amount, CHF 0.38 million were received in October 2019. The remaining funds of CHF 0.12 million recorded as other receivables as of December 31, 2022, were received on February 2023. For the year ended December 31, 2023, the amount recognized in other income is nil (2022: nil and 2021: CHF 0.2 million).

In September 2023, the Group was funded by Eurostars/Innossuise for CHF 0.5 million to support our mGlu2 NAM program of which CHF 0.35 million were received in December 2023. As of December 31, 2023, the Group recognized CHF 0.03 million in other income in accordance with the grant conditions and CHF 0.32 million as deferred income, including CHF 0.23 million as short term (less than one year) and CHF 0.09 million as long term (more than one year) in accordance with the budget for the use of the grant received.

The Group additionally recognized other income from IT consultancy agreements.